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                                                                     EXHIBIT 3.9

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF ORGANIZATION
                                       OF
                        HUNTSMAN PACKAGING OF CANADA, LLC

                               September 10, 1999

                  In compliance with Section 48-2b-121(e) of the Utah Limited Liability Company Act, Huntsman Packaging of Canada, LLC, a Utah limited liability company (the "Company"), hereby declares and certifies as follows:

                  1. The name of the Company is Huntsman Packaging of Canada,
LLC.

                  2. As of September 10, 1999, the sole member of the Company adopted and approved the following amendment to paragraph 5 of the Articles of Organization of the Company:

                           5. Management. The Company shall be managed by managers. The names and addresses of the managers of the Company are as follows:

                                           Richard P. Durham
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Jack E. Knott
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Scott K. Sorensen
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Ronald G. Moffitt
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Daren G. Cottle
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108
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                  IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Company as of the date first written above.


                                             HUNTSMAN PACKAGING OF CANADA, LLC,
                                             a Utah limited liability company


                                             By: /s/ Ronald G. Moffitt
                                                  Its Vice President, Manager



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                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF ORGANIZATION
                                       OF
                       HUNTSMAN PACKAGING OF CANADA , LLC

                                March ____, 1998

                  In compliance with Section 48-2b-121(e) of the Utah Limited Liability Company Act, Huntsman Packaging of Canada, LLC, a Utah limited liability company (the "Company"), hereby declares and certifies as follows:

                  1. The name of the Company is Huntsman Packaging of Canada,
LLC.

                  2. As of March 6, 1998, the sole member of the Company adopted and approved the following amendment to paragraph 5 of the Articles of Organization of the Company:

                           5. Management. The Company shall be managed by managers. The names and street addresses of the managers of the Company are as follows:

                                           Richard P. Durham
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Jack E. Knott
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Scott K. Sorensen
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           N. Brian Stevenson
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Ronald G. Moffitt
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Daren G. Cottle
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108


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                  IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Company as of the date first written above.

                                             HUNTSMAN PACKAGING OF CANADA, LLC,
                                             a Utah limited liability company


                                             By:  /s/ Ronald G. Moffitt
                                                  Its Manager, Vice President



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                            ARTICLES OF ORGANIZATION
                                       OF
                        HUNTSMAN PACKAGING OF CANADA, LLC

                  The undersigned, acting as a manager of a limited liability company under the Utah Limited Liability Company Act, adopts the following Articles of Organization for such limited liability company.

                  1. Name. The name of the limited liability company is Huntsman Packaging of Canada, LLC (the "Company").

                  2. Period of Duration. The period of duration of the Company shall be fifty (50) years from the date these Articles of Organization are filed with the Utah Department of Commerce, Division of Corporations and Commercial Code.

                  3. Business Purposes. The business purposes for which the Company is organized are as follows: (a) to operate a chemicals business and to own, lease and operate the properties and assets necessary to operate such chemicals business; (b) to purchase, lease, sell, own and operate, and to finance the acquisition and operation of, real property and personal property;
(c) to incur indebtedness, secured or unsecured, for any of the purposes of the Company; (d) to invest and reinvest the assets of the Company in, and to purchase or otherwise acquire, hold, sell, transfer, exchange or otherwise dispose of, or realize upon, securities of all types and descriptions and any other interests in business ventures; (e) to engage in any other lawful business activity permitted under the laws of the State of Utah; and (f) any other purposes that are necessary to protect or enhance the properties and assets of the Company.

                  4. Registered Office and Registered Agent. The street address of the Company's initial registered office and the name of the Company's initial registered agent at such street address are as follows:

                                           Ronald G. Moffitt
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                  5. Management. The Company shall be managed by managers. The names and street addresses of the initial managers of the Company are as follows:

                                           Richard P. Durham
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Jack E. Knott
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108



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                                           N. Brian Stevenson
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                                           Ronald G. Moffitt
                                           500 Huntsman Way
                                           Salt Lake City, Utah 84108

                  6. Substitute Service of Process. The Director of the Utah Department of Commerce, Division of Corporations and Commercial Code is hereby appointed as the agent of the Company for service of process if the registered agent has resigned, the registered agent's authority has been revoked or the registered agent cannot be found or served with the exercise of reasonable diligence.

                  The undersigned hereby affirms that he is a manager of the Company and that the facts stated in the foregoing Articles of Organization are true.


                                                     /s/ Ronald G. Moffitt
                                                     Ronald G. Moffitt


                       ACKNOWLEDGEMENT OF REGISTERED AGENT

                  The undersigned, Ronald G. Moffitt, hereby acknowledges that he has been named as registered agent of Huntsman Packaging of Canada, LLC, a Utah limited liability company, and hereby agrees to act as registered agent of said limited liability company.


                                                     /s/ Ronald G. Moffitt
                                                     Ronald G. Moffitt

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